UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – June 15, 2012

VUZIX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

75 Town Centre Drive, Rochester, New York 14623

(Address of principal executive offices) (Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

Asset Purchase Agreement

On June 15, 2012, the Company entered into an Asset Purchase Agreement dated as of June 15, 2012 (the “Agreement”) between the Company and TDG Acquisition Company, LLC, a Delaware limited liability company (“TDG”). Pursuant to the Agreement, the Company sold and licensed those of its assets (including equipment, tooling, certain patents and trademarks) that comprised its tactical defense group, which engaged in the business of selling and licensing products and providing services, directly and indirectly, to military organizations and defense and security organizations (the “Business”). The Business included sale of the Company’s proprietary Tac-Eye displays. The Company received a worldwide, royalty free, assignable grant-back license to all the patents and other intellectual property sold to TDG, for use in the manufacture and sale of products other than in the military, defense and security markets. The Company retained the right to sell goods and services to end user consumers, and to TDG and TDG and the Company jointly received the right to sell goods and services into all markets other than the military, defense and security markets and the consumer market.

The purchase price paid to the Company by TDG consists of 2 components: $8,500,000 less $204,667 in adjustments , or $8,295,333, which was paid at closing, and up to an additional $2.5 million, which will be received only if TDG achieves certain quarterly and annual revenue targets from sales of goods and services to military organizations and defense and security organizations. The purchase price was determined by arm’s length negotiations between the parties.

In addition, the Agreement provides that each of the parties

•	will be precluded from conducting business in certain markets, which, in the case of the Company, is the sale of goods and services to military organizations and defense and security organizations, (provided, it may seek and perform contracts with certain identified government agencies and, in the case of TDG, is the sale of goods and services to end user consumers

•	will each be able to conduct business in the remaining markets

•	will each refer to the other, business opportunities for the sale of products and services in its market

Pursuant to the Agreement, TDG has hired certain former employees of the Company and each of the parties has agreed for 10 years not to solicit for employment employees of the other who have been employees within the 12 months preceding the solicitation for employment.

The Agreement has been included as exhibit 2.1 to this Current Report on Form 8-K. Please review that document for additional information regarding its terms.

Shared Services Agreement. Pursuant to the Agreement, the Company and TDG entered into a Shared Services Agreement, pursuant to which each of the parties will provide to the other certain services for the operation of the business acquired by TDG and the business retained by the Company, respectively. The term of the shared Services Agreement is up to 90 days, with an option to renew for a further 90 days subject to the mutual agreement of the parties. It can be terminated by agreement of the parties or by either party on thirty (30) days’ notice or upon the occurrence of an event of default. Compensation for the shared services varies depending on the services provided, and includes a payment to the Company of $5000 per month for the use of certain equipment and facilities and payment on an hourly fee basis for services rendered by the Company’s employees. The Shared Services Agreement has been included as exhibit 10.1 to in this Current Report on Form 8-K. Please review that document for additional information regarding its terms.

Reseller Agreement. Also pursuant to the Agreement, the Company and TDG entered into a Vuzix Authorized Reseller Agreement (the “Reseller Agreement”), pursuant to which TDG is authorized as the exclusive reseller of the Company’s products to military, defense and security organizations, unless the TDG elects to have the Company make such sales. The Reseller Agreement has been included as Exhibit 10.2 to this Current Report on Form 8-K. Please review that document for additional information regarding its terms.

Restrictive Covenants Agreement. Also pursuant to the Agreement, the Company and Paul J. Travers (“Travers”), the President and Chief Executive Officer of the Company, entered into a Restrictive Covenants Agreement (the “Noncompetition Agreement”), pursuant to which Travers agreed not to compete, or to assist others to compete with TDG by developing, manufacturing, selling, distributing or licensing products in competition with those of TDG to military, defense and security organizations. Travers has also agreed not to solicit, or to assist anyone else to solicit, employees of TDG for employment, nor will he assist customers of or suppliers to TDG from discontinuing their relationship with TDG. The Noncompetition Agreement has been included as Exhibit 10.3 to this Current Report on Form 8-K. Please review that document for additional information regarding its terms.

Kopin Loan Modification Agreement

In connection with the Agreement, Kopin Corporation (“Kopin”) and the Company entered into a Loan Modification and Consent Agreement (the “Modification Agreement”), pursuant to which Kopin consented to the sale of the assets sold to TDG pursuant to the Agreement, as required by existing loan agreements between the Company and the Lender that have previously been filed with the Commission on Reports on Form 8-K. Pursuant to the Letter Agreement, the Company paid $200,000 in reduction of the obligations of the Company to Kopin and Kopin released its security interest in the assets sold to TDG pursuant to the Agreement. Further, pursuant to the Letter Agreement, (a) Kopin agreed to defer further payments on the Note Payable the Company owes until July 15, 2013 after which the note is to be repaid in 24 monthly installments, (b) the Company agreed to use 15% of any of the earn-out received to reduce its Note Payable, and (c) the Company agreed to give Kopin a preferred security interest after the Company’s commercial bank and LC Capital Master Fund Ltd. The Letter Agreement has been included as exhibit 10.4 to this Current Report on Form 8-K. Please review that document for additional information regarding its terms.

LC Master Fund Loan Modification Agreement

In connection with the Agreement, LC Capital Master Fund Ltd. (the “Lender”) and the Company entered into a letter agreement (the “Letter Agreement”), pursuant to which the Lender consented to the sale of the assets sold to TDG pursuant to the Agreement, as required by existing loan agreements between the Company and the Lender that have previously been filed with the Commission in Reports on Form 8-K. Pursuant to the Letter Agreement, the Company paid the Lender $4,450,000 in reduction of the obligations of the Company to the Lender and the Lender released its security interest in the assets transferred to TDG pursuant to the Agreement. The obligation of the Company to repay remaining amount due the Lender, $619,122 is to be represented by a new note in that amount. This new note carries an interest rate of 13.5% and is to repaid over 15 months, with equal payments commencing after the first 3 months. The Company also agreed to use 40% of any of the earn-out received under the Agreement in reduction of this note. The Letter Agreement has been included as exhibit 10.5 to this Current Report on Form 8-K. Please review that document for additional information regarding its terms.

Section 2 —  Financial Information

Item 2.01	Completion of Acquisition of Disposition of Assets

On June 15, 2012, the Company completed the sale of substantially all of the assets of its TDG group pursuant to the Agreement and on the terms discussed in Item 1.01 above.

TDG, a Delaware limited liability company, is a newly formed entity that is expected to have its operations based in Rochester, New York. TDG will use the acquired assets to become engaged in the business of selling and licensing products and providing services similar to those heretofore provide by the Company, directly and indirectly, to military organizations and defense and security organizations.  Because TDG is newly formed, it has no historic revenues or operating results. Other than in connection with the acquisition, neither the company nor TDG, nor any of their affiliates, nor any director or officer of the Company or TDG, nor any of their respective associates, has had any material relationship with the other party.

Section 9 — Financial Statements and Exhibits

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet arrangement of a Registrant

In connection with the Letter Agreement between the Company and LC Capital Master Fund Ltd. (the “Lender”) the Company agreed to issue to the Lender a new promissory note in the principal amount of $619,222, which represented the amount remaining due to the Lender after making the payment described in Item 1.01. This note carries an interest rate of 13.5% and is to be repaid over 15 months, with equal payments commencing after the first 3 months. The Company also agreed to use 40% of any of the earn-out received under the Agreement in reduction of this note. It is anticipated that this note will be issued promptly after closing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 2.1

Asset Purchase Agreement, dated as June 15, 2012, by and between Vuzix Corporation and TDG Acquisition Company LLC. The Schedules and Exhibits to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

Exhibit 10.1

Shared Services Agreement, dated as of June 15, 2012, by and between Vuzix Corporation and TDG Acquisition Company LLC. The Schedules and Exhibits to the Shared Services Agreement have been omitted from this filing pursuant to Item 601(b) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

Exhibit 10.2

Reseller Agreement, dated as June 15, 2012, by and between Vuzix Corporation and TDG Acquisition Company LLC. The Schedules and Exhibits to the Reseller Agreement have been omitted from this filing pursuant to Item 601(b) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

Exhibit 10.3

Restrictive Covenants Agreement, dated as June 15, 2012, by and between Paul Travers and TDG Acquisition Company LLC.

Exhibit 10.4

Kopin Loan Modification Agreement dated as June 15, 2012, by and among the Company, Kopin Corporation, TDG Acquisition Company LLC and Chu, Ring & Hazel, LLP.

Exhibit 10.5

LC Master Fund Loan Modification Agreement, dated as June 15, 2012, by and between the Company and LC Master Fund, LLC

Exhibit 99.1

Press Release issued by Vuzix Corporation, dated June 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2012	VUZIX CORPORATION

	By:	/s/ Paul J. Travers
Paul J. Travers
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit 2.1	Asset Purchase Agreement, dated as June 15, 2012, by and between Vuzix Corporation and TDG Acquisition Company LLC. The Schedules and Exhibits to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(b) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

Exhibit 10.1	Shared Services Agreement, dated as of June 15, 2012, by and between Vuzix Corporation and TDG Acquisition Company LLC. The Schedules and Exhibits to the Shared Services Agreement have been omitted from this filing pursuant to Item 601(b) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

Exhibit 10.2	Reseller Agreement, dated as June 15, 2012, by and between Vuzix Corporation and TDG Acquisition Company LLC. The Schedules and Exhibits to the Reseller Agreement have been omitted from this filing pursuant to Item 601(b) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

Exhibit 10.3	Restrictive Covenants Agreement, dated as June 15, 2012, by and between Paul Travers and TDG Acquisition Company LLC.

Exhibit 10.4	Kopin Loan Modification Agreement dated as June 15, 2012, by and among the Company, Kopin Corporation, TDG Acquisition Company LLC and Chu, Ring & Hazel, LLP.

Exhibit 10.5	LC Master Fund Loan Modification Agreement, dated as June 15, 2012, by and between the Company and LC Master Fund, LLC.

Exhibit 99.1	Press Release issued by Vuzix Corporation, dated June 18, 2012.